Exhibit 10(q)

THIRD AMENDMENT TO THE AMENDED

AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 19, 2003 (this “Amendment”), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (formerly known as United States Steel LLC), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the “Funding Agents”) and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments.

A. The definition of “Facility Limit” in Exhibit I to the Agreement is hereby amended by (i) deleting the word “initially” therein and (ii) replacing “$400,000,000” therein with “$500,000,000”.

B. Each Committed Purchaser, by executing and delivering a counterpart to this Amendment, hereby agrees that such Committed Purchaser’s “Commitment” for all purposes of the Agreement shall be the amount set forth opposite such Committed Purchaser’s name on Annex A hereto.

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Miscellaneous.

A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. The effectiveness of this Amendment is subject to the condition precedent that the Collateral Agent and the Funding Agents shall have received counterparts of this Amendment, duly executed by all parties hereto.

B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D. Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

E. Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION, as initial Servicer

By:	/s/ G. R. Haggerty

Name:	G. R. Haggerty
Title:	Executive Vice President, Treasurer and Chief Financial Officer

U.S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ L. T. Brockway

Name:	L. T. Brockway
Title:	Vice President

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FUNDING AGENTS AND PURCHASERS:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Andrew L. Stidd

Name:	Andrew L. Stidd
Title:	President

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JPMORGAN CHASE BANK, as a Committed Purchaser for Delaware Funding Corporation and JPMorgan Chase Bank, as Purchasers

By:	/s/ Bradley S. Schwartz

Name:	Bradley S. Schwartz
Title:	Managing Director

JPMORGAN CHASE BANK, as a Funding Agent for Delaware Funding Corporation

By:	/s/ Laura Graff

Name:	Laura Graff
Title:	Vice President

JPMORGAN CHASE BANK, as attorney-in-fact for Delaware Funding Corporation, as a CP Conduit Purchaser

By:	/s/ Bradley S. Schwartz

Name:	Bradley S. Schwartz
Title:	Managing Director

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COLLATERAL AGENT: THE BANK OF NOVA SCOTIA, as Collateral Agent

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

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ANNEX A TO

THIRD AMENDMENT TO THE

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

ANNEX A

Committed Purchaser	Commitment
1. JPMorgan Chase Bank, as a Committed Purchaser for Delaware Funding Corporation	$250,000,000

2. The Bank of Nova Scotia, as a Committed Purchaser for Liberty Street Funding Corp.	$250,000,000

TOTAL	$500,000,000

FOURTH AMENDMENT TO THE AMENDED

AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 30, 2003 (this “Amendment”), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (formerly known as United States Steel LLC, in its individual capacity “USS”), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the “Funding Agents”) and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments.

A. Clause (d) of the definition of “Eligible Receivable” in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“(d) that arises under a duly authorized Contract for the sale and delivery of goods and services in the ordinary course of an Originator’s business, or, that has been acquired by an Originator pursuant to that certain order of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, entered April 21, 2003 (it being expressly agreed and understood that any Receivable acquired pursuant to such order shall meet each of the other criteria of this definition prior to being eligible for funding hereunder),”

B. The following definitions in Exhibit I to the Agreement are hereby amended and restated in their entirety to read as follows:

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 20, 2003 (as amended, supplemented or otherwise modified from time to time), among The Bank of Nova Scotia, as Receivables Collateral Agent

and as a Funding Agent, JPMorgan Chase Bank, as Lender Agent and as a Funding Agent, U.S. Steel Receivables LLC and United States Steel Corporation.

“USS Credit Agreement” means that certain Credit Agreement, dated as of May 20, 2003 (as amended, supplemented or otherwise modified from time to time), among USS, as borrower, JPMorgan Chase Bank, as administrative agent, collateral agent, co-syndication agent and swingline lender, General Electric Capital Corporation, as co-collateral agent and co-syndication agent, and the various other agents and the lenders (including certain of the purchasers and/or their Affiliates) from time to time party thereto.

“USS Security Agreement” means that certain Security Agreement, dated as of May 20, 2003 (as amended, supplemented or otherwise modified from time to time), between USS and JPMorgan Chase Bank, as collateral agent, executed in connection with the USS Credit Agreement.

“USX Corporation” means United States Steel Corporation, a Delaware corporation, and its successors.

C. Schedule II to the Agreement is hereby replaced in its entirety by Annex A to this Amendment.

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Effectiveness of this Amendment.

A. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent and each Funding Agent of:

(i)	counterparts (whether by facsimile or otherwise) of this Amendment and the New Intercreditor Agreement (as defined below) executed by each of the parties hereto;

(ii)	the order of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, entered April 21, 2003, together with all exhibits, schedules, annexes and other attachments or documents or instruments referred to therein (collectively, the “Bankruptcy Order”);

(iii)	evidence of the termination and/or release of the rights and obligations under: (a) that certain Intercreditor Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified through the date

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hereof, the “Prior Intercreditor Agreement”), (b) that certain Credit Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified through the date hereof the “Prior Credit Agreement”), (c) each of the other “Loan Documents” (as defined in the Prior Credit Agreement), and (d) that certain amended and restated letter agreement, dated as of March 6, 2002 (as amended, supplemented or otherwise modified and in effect) among National Steel Corporation, Mellon Bank, N.A., Mellon Financial Services Corporation #1, and Citicorp USA, Inc., concerning lockbox numbers 360964, 14048 and 890957, collection account number 021-7461 and demand deposit account number 0296577, in each case, in form and substance satisfactory to the Collateral Agent and each Funding Agent and their counsel;

(iv)	evidence of the satisfaction of all of the conditions precedent to and effectiveness of (a) that certain Intercreditor Agreement, dated as of May 20, 2003 (the “New Intercreditor Agreement”), (b) that certain Credit Agreement, dated as of May 20, 2003 (the “New Credit Agreement”), (c) each of the other “Loan Documents” (as defined in the New Credit Agreement), and (d) that certain letter agreement, dated on or about May 20, 2003 (the “Mellon Blocked Account Amendment”), in each case, in form and substance satisfactory to the Collateral Agent and each Funding Agent and their counsel;

(v)	favorable legal opinions from counsel to the Seller and USS, covering such matters (including, without limitation, the due authorization, execution, delivery, non-contravention and enforceability of the Third Amendment to the Agreement, dated as of May 19, 2003, this Amendment, the New Intercreditor Agreement and, with respect to USS only, the New Credit Agreement and each “Loan Document” (as defined in the New Credit Agreement) and opinions relating to the acquisition of certain assets and liabilities pursuant to the Bankruptcy Order as the Collateral Agent or any Funding Agent may reasonably request, in each case, in form and substance satisfactory to the Collateral Agent and each Funding Agent and their counsel;

(vi)	evidence of the payment by the Seller and the Servicer of all fees (including all due diligence costs and expenses and attorneys’ fees, costs and expenses) due and payable as of the date of this Amendment to the Collateral Agent, each Funding Agent and their counsel, in each case, satisfactory to the Collateral Agent and the applicable Funding Agent, as the case may be; and

(vii)	solely to the extent required by the securitization program documents governing a CP Conduit Purchaser, evidence from each Rating Agency then rating the Notes of such CP Conduit Purchaser that the transactions contemplated by this Amendment will not result in the downgrade, withdrawal or suspension of then-current rating by such Rating Agency of

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the Notes, in form and substance satisfactory to the related Funding Agent and their counsel;

(viii)	a completed pro forma Daily Report for the Business Day immediately preceding the effective date of this Amendment, and a completed pro forma Monthly Report for the month of April 2003, in form and substance satisfactory to the Collateral Agent and each Funding Agent; and

(ix)	such other opinions, approvals, certificates or other documents, in each case, in form and substance satisfactory to the Collateral Agent and the Funding Agents and their counsel, as may be reasonably requested by the Collateral Agent or any Funding Agent.

B. For the avoidance of doubt, the parties hereto hereby agree and acknowledge that, following the execution and delivery of this Amendment, the account receivables acquired pursuant to the Bankruptcy Order (collectively, the “Subject Receivables” and each a “Subject Receivable”) shall be deemed to be “Receivables” for all purposes of the Agreement and the other Transaction Documents, notwithstanding anything to the contrary in the definition of “Receivables” as set forth in Exhibit I to the Agreement, and that such Subject Receivables shall be included in the conveyance contained in Section 1.2 of the Purchase and Sale Agreement and in the grant pursuant to Section 1.2(d) of the Agreement.

SECTION 4. Representations and Warranties of USS and Seller; Further Assurances.

A. USS, as an Originator, represents and warrants, in addition to the warranties contained in Section 5.11 of the Purchase and Sale Agreement, that (i) the Subject Receivables were acquired by USS pursuant to the Bankruptcy Order, (ii) the Bankruptcy Order has been duly entered into and has not been modified, amended, stayed, reversed or vacated, and (iii) except for the Bankruptcy Order, no filing, notice or other recording of any nature or type is required to perfect USS’s ownership of the Subject Receivables;

B. USS and the Seller, each for itself only, hereby represent and warrant that (i) each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof, (ii) as of the date hereof (and after giving effect to the effectiveness of this Amendment), no Termination Event or Unmatured Termination Event shall have occurred and be continuing, and (iii) it shall (or shall cause the Servicer to) transfer (or cause to be transferred) promptly (but in any event within one Business Day) all amounts received by it in respect of Receivables (including each Subject Receivable, to the extent, if any, that any Subject Receivable becomes a Pool Receivable) to the Concentration Account in accordance with the terms of the Purchase and Sale Agreement and the Agreement, and such amounts shall be available for application pursuant to the terms of the Agreement; and

C. USS and the Seller hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to any Subject Receivable, as the Collateral Agent or any Funding Agent may reasonably request.

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SECTION 5. Miscellaneous.

A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D. Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

E. Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION, as initial Servicer

By:	/s/ G. R. Haggerty

Name:	G. R. Haggerty
Title:	Executive Vice President, Treasurer and Chief Financial Officer

U.S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ L. T. Brockway

Name:	L. T. Brockway
Title:	Vice President

FUNDING AGENTS AND PURCHASERS:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Andrew L. Stidd

Name:	Andrew L. Stidd
Title:	President

JPMORGAN CHASE BANK, as a Committed Purchaser for Delaware Funding Corporation and JPMorgan Chase Bank, as Purchasers

By:	/s/ Bradley Schwartz

Name:	Bradley Schwartz
Title:	Managing Director

JPMORGAN CHASE BANK, as a Funding Agent for Delaware Funding Corporation

By:	/s/ Christopher Lew

Name:	Christopher Lew
Title:	Assistant Vice President

JPMORGAN CHASE BANK, as attorney-in-fact for Delaware Funding Corporation, as a CP Conduit Purchaser

By:	/s/ Bradley Schwartz

Name:	Bradley Schwartz
Title:	Managing Director

COLLATERAL AGENT: THE BANK OF NOVA SCOTIA, as Collateral Agent

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

ANNEX A TO

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

SCHEDULE II

LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

	Lock-Box Bank	Lock-Box Accounts
1.	Harris Trust and Savings Bank	434-070-9
2.	National City Bank of Cleveland	5515 (account number 20-00-07-1)
3.	Chase Manhattan Bank	001-0174-3566
4.	Bank One, N.A	05607-13
5.	Mellon Bank, N.A.	AT 40370 PI 360008 PI 371505 LA 21058 107-1214 (wire account) 360964 14048 890957 029-6577 (wire account)

FIFTH AMENDMENT TO THE AMENDED

AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 30, 2003 (this “Amendment”), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (formerly known as United States Steel LLC, in its individual capacity “USS”), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the “Funding Agents”) and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendment.

A. The definition of “Receivable” in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

““Receivable” means any indebtedness and other obligations owed to the Seller or any Originator by, or any right of the Seller or any Originator to payment from or on behalf of, an Obligor (other than an Excluded Obligor) whether constituting an account, chattel paper, instrument or general intangible arising in connection with the sale of goods or the rendering of services by any Originator or the Seller and includes the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that the term “Receivable” shall not include any such indebtedness or right to payment (i) arising in connection with the sale of goods by the Seller or any such Originator that are shipped by or on behalf of such Originator to or at the direction of the related Obligor to an ultimate destination that is not a State within the United States or (ii) evidenced by invoices originated by USS’s Straightline division (division code PN). Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.”

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the condition precedent that the Collateral Agent and the Funding Agents shall have received counterparts of this Amendment, duly executed by all parties hereto.

SECTION 4. Representations and Warranties of USS and Seller; Further Assurances.

A. USS and the Seller, each for itself only, hereby represent and warrant that (after giving effect to the effectiveness of this Amendment), each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof; and

B. USS and the Seller hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, related to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

SECTION 5. Miscellaneous.

A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D. Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

E. Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition

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or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION, as initial Servicer

By:	/s/ G. R. Haggerty

Name:	G. R. Haggerty
Title:	Executive Vice President, Treasurer and Chief Financial Officer

U.S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ L. T. Brockway

Name:	L. T. Brockway
Title:	Vice President

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FUNDING AGENTS AND PURCHASERS:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Andrew L. Stidd

Name:	Andrew L. Stidd
Title:	President

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JPMORGAN CHASE BANK, as a Committed Purchaser for Delaware Funding Corporation and JPMorgan Chase Bank, as Purchasers

By:	/s/ Bradley S. Schwartz

Name:	Bradley S. Schwartz
Title:	Managing Director

JPMORGAN CHASE BANK, as a Funding Agent for Delaware Funding Corporation

By:	/s/ Christopher Lew

Name:	Christopher Lew
Title:	Assistant Vice President

JPMORGAN CHASE BANK, as attorney-in-fact for Delaware Funding Corporation, as a CP Conduit Purchaser

By:	/s/ Bradley S. Schwartz

Name:	Bradley S. Schwartz
Title:	Managing Director

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COLLATERAL AGENT: THE BANK OF NOVA SCOTIA, as Collateral Agent

By:	/s/ Norman Last

Name:	Norman Last
Title:	Managing Director

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